UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2007

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)
4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)
(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 28, 2007, Orchids Paper Products Company (the “Company”) issued a press release announcing the redemption of all $2.15 million of its 12% subordinated debentures due March 1, 2009. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: January 2, 2008	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release Dated December 28, 2007